UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2013

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in its charter)

OREGON	0-13442	93-0786033
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8005 S.W. BOECKMAN ROAD WILSONVILLE, OR	97070-7777
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (503) 685-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Item 3.03 below is incorporated herein by reference.

ITEM 3.03. MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

On June 24, 2010, the Board of Directors (the “Board”) of Mentor Graphics Corporation (the “Company”) adopted the Rights Agreement between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agreement”). On December 23, 2011, the Board approved, and the Company entered into, an Amended and Restated Rights Agreement with American Stock Transfer & Trust Company, LLC, as rights agent (the “First A&R Agreement”). On June 28, 2013, the Board approved, and the Company entered into, a Second Amended and Restated Rights Agreement with American Stock Transfer & Trust Company, LLC, as rights agent (the “Second A&R Agreement”). The Second A&R Agreement modifies the existing terms of the First A&R Agreement in the following ways: (i) the expiration date of rights issued pursuant to the Rights Agreement is extended to June 30, 2015, (ii) the ownership threshold for a person to become an “Acquiring Person” and trigger consequences under the Rights Agreement is increased for certain types of “passive institutional investors” from 15% of the Company’s common stock to 20% (with no change to the 15% triggering threshold for other acquirers), (iii) the exercise price per right issued pursuant to the Rights Agreement is increased from $65 to $90, and (iv) a qualifying offer provision is added, which requires the Company’s Board of Directors to call a special meeting for a stockholder vote on a pending offer to acquire the Company, provided the offer meets certain qualifying criteria.

The foregoing summary of the revisions reflected in the Second A&R Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on Form 8-K on June 25, 2010 (incorporated herein by reference by Exhibit 4.2). A copy of the First A&R Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on Form 8-K on December 27, 2011 (incorporated herein by reference by Exhibit 4.3).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

4.1	Second Amended and Restated Rights Agreement, dated as of June 28, 2013, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit A.

4.2	Rights Agreement, dated as of June 24, 2010, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Incentive Stock as Exhibit C (incorporated herein by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 25, 2010).

4.3	Amended and Restated Rights Agreement, dated as of December 23, 2011, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit A (incorporated herein by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 27, 2011).

99.1	Press Release, dated July 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION

Date: July 1, 2013	/s/ Dean Freed
Dean Freed
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
4.1	Second Amended and Restated Rights Agreement, dated as of June 28, 2013, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit A.
4.2	Rights Agreement, dated as of June 24, 2010, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Incentive Stock as Exhibit C (incorporated herein by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, fled with the Securities and Exchange Commission on June 25, 2010).
4.3	Amended and Restated Rights Agreement, dated as of December 23, 2011, between Mentor Graphics Corporation and American Stock Transfer & Trust Company, LLC, which includes the Form of Right Certificate as Exhibit A (incorporated herein by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 27, 2011).
99.1	Press Release, dated July 1, 2013.